
Investor Presentation – December 2018
Wrap Technologies, Inc.
Nasdaq: WRTC
Innovators of Modern Policing Solutions

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of Section27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding Wrap Technologies, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Such forward-looking statements relate to: expected revenue and earnings growth; product capabilities and benefits; estimations regarding the size of target markets; planned product introduction and sales to the law enforcement market; expansion to other markets; new product introductions; product safety and our business model. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements herein.

At A Glance

Mission

We partner with law enforcement to deliver smart technology designed to protect the public and officers.

Mental Illness

40 million adults in U.S. have mental health issues[1]

7.9 million have severe mental illness[2]

More than **1 in 10** police encounters involve mentally ill[2]

1 in 4 fatal police encounters involve mentally ill[2]



Pathway To Success

Taser (AAXN) successfully pioneered the path to launching a new tool to police departments.

Vision

We hope to change for the better how law enforcement interacts with non-compliant individuals.

Market

701,000 sworn officers in 15,300 federal, state & local law enforcement agencies[3]

1,100,000 private & government security officers[4]

12,100,000 international police officers[5]

$11.85 billion non-lethal weapons market in 2023[6]

Introducing: BolaWrap™ 100

NON-LETHAL RESTRAINT FOR LAW ENFORCEMENT

A Compelling Alternative

Designed together with law enforcement, the hand-held BolaWrap 100 is a non-lethal restraint device that discharges an eight-foot bola style Kevlar® tether at 640 feet per second to effectively entangle a subject at a range of 10-25 feet.










USE OF FORCE
“No issue is of greater consequence to the policing profession, or to the communities served, than the issue of police use of force.”
— Police Executive Research Forum, 2016

Use of Force Continuum

Weapon Description	Use	Method of Action	Risks
Verbal Commands	Standoff Compliance	Yell towards subject	Frequently ineffective
BolaWrap 100	Standoff Remote restraint	Entangle subject legs	Minor injury to subject, officer aim (too high/low) requiring quick reload
Pepper Spray	Short Range Compliance	Pain induction to respiratory tract & eyes	Injury to subject, innocent bystanders and officer
Baton	Hand to hand combat	Pain induction to body parts	Requires physical contact, possibly lethal, can be turned on officer
Rubber Bullets/Bean Bag Rounds	Short Range Compliance	Impact Pain	Injury, possibly lethal, limited range, not always effective
Taser	Short Range Compliance	Electric Shock	Injury, possibly lethal, limited range, not always effective
Gun	Short Range Compliance	Deadly Force	Serious Injury, death


VERBAL COMMANDS
BOLAWRAP 100
PEPPER SPRAY
BATON
TASER
GUN

Total Addressable Market

701,000

Sworn officers in 15,300 federal, state and local law enforcement agencies. [3]

295,000

Corrections officers in 1,800 facilities. [12]

1,100,100

Private and government security officers. [4]

12,100,000

International police officers. [5]

Additional Opportunities

Constituents of other target markets including:

1. Military
2. Federal Law Enforcement (Border Patrol, FBI, etc.)
3. Special Purpose Agencies (Parks, Schools, Airports, Hospitals, etc.)
4. School Teachers
5. Homeowners

Demand

Next 10 Years: Non-Lethal Weapons (NLW) Market forecasted to emerge as dominant law enforcement technology, and multi-billion dollar market.[6]


$6.32 Billion
$11.85 Billion
2016
2023

Increase in global government mandates for non-lethal weapons R&D, and procurement dedicated to public safety. Increase in need to combat negative world outcry and media attention due to non-combatant casualties.


WALL STREET JOURNAL.

Litigations & Settlements

Existing less lethal options are becoming increasingly controversial and costly – increasing liability and causing lawsuits, costing agencies millions annually.

24%

(236 of 987) Fatal police shootings in 2017 involved mental illness. [7]

$12 Million

Average payout for litigation and insurance by 20 large cities. [8]

$1.02 Billion

Paid out by 10 cities with the largest police departments. They paid out $248.7 million in 2015 in settlements and court judgments in police misconduct cases, a 48% increase from $168.3 million in 2010. [9]

$1M+ Per Day

Cost per day for arrests in New York City alone. Exact cost is $1,134,000 per day for a total of $410,000,000 for the year. [10]



When a situation with the mentally ill goes south, police are the ones who are called. They are the defacto mental health professionals – and must be prepared.

Police need a tool that they can be confident will restrain a noncompliant or mentally ill subject EARLY in an encounter WITHOUT hurting the subject, or endangering themselves or the people around them.



The De-policing Phenomena

During potentially violent encounters, officers are confronted with extremely narrow windows of time when they must decide: **which use of force is necessary AND justified at this particular moment?**


Too Much Force, Too Early
Too Little Force, Too Late
Viral Video
Community Negativity
Officer Fired, Lawsuit
Necessary/Justified
Use of Force
Injury/Death to Officer
Injury/Death to Subject
Injury/Death to Bystander

"Significant fear among police about their own safety and about carrying out everyday policing."

- Pew Research Center, 2017

86% Said fatal encounters between black & police have made policing more difficult [11]

93% Said they are more concerned about safety [11]

76% Said they are more reluctant to use force when appropriate [11]

Not Less-Lethal. Non-Lethal.

Other force options primarily rely on "pain compliance", often escalating rather than controlling dangerous law enforcement encounters. The BolaWrap 100 is designed to be deployed early in an encounter between officer and subject to prevent unnecessary escalation and violence.

- Minimizes officer risk of engagement
- Assists officers to restrain subject
- Effectiveness not dependent on pain compliance – reducing risk of fight and hindering flight
- Addresses compelling market – noncompliant, mentally ill, and aging population
- Minor risk of injury to subject



- Effective range of 10-25 feet
- Durable, small, light and easy to hold and deploy with weak hand
- Simple training, no special skills required
- Quick 3-8 second reload, easy swap of cartridge for redeployment
- Comparative low cost to agencies

What The Professionals Are Saying



Chief Chuck Press

Key Biscayne Police Department

"I think it's obviously a safe alternative...it offers our cops a great opportunity...there's no reason for people not to like it."



Chief Delrish Moss

Ferguson Police Department

"This tool looks like it might be ideal for some situations for us....it seems pretty impressive."



Chief Ed Hudak

City of Coral Gables

"I think the product is outstanding...it gives us an extra tool to not go to less-lethal and to lethal...this is going to save lives."



Chief Wade Carpenter

Park City Police Department

"It's something I've never seen anything like. This gives another option we might be able to use to restrain somebody with a less lethal force option."



Major Paul Acosta

City of Miami Beach

"It gives us an opportunity to control a situation before it escalates to a point where we need to use pain compliance..."



Lieutenant Eric S. Lohr

LaGrange Police Department

"This is one tool we could possibly use if a subject with a knife or mentally ill subject needed to be taken into custody."



Officer D. Fleureme

Miami Dade Corrections

"I do see where a different application of this product can actually be used in the correctional setting...if you have a subject in custody that's actually fleeing."



Dr. Neil Kirshen

Police Surgeon

"I think this is a reasonable approach to restraining somebody but still being very gentle, and you're not affecting any mechanical or electrical stimulation of the heart."



Reditt Hudson

VP Civil Rights Advocacy

It's excellent. Anytime you can have a more humane response to someone in crisis it Is not only good for the department, it's good for society."

Corporate Strategy

Proof Statement: 15 years ago, Taser's addition filled a void in the Use of Force Continuum. Today we believe we are doing the same, except since it is lower on the continuum, the opportunity for use is more frequent.

Taser (AAXN) successfully pioneered the path to launching a new tool to police departments by employing a model for selling to agencies that we are executing:

01 Engage agency leaders

02 Sponsor key departments to seed market

03 Training service and support

04 Targeted strategic alliances

Recurring Revenue Model

- BolaWrap 100 Devices
- BolaWrap 100 Cartridges
- Accessories

Profit Strategy

- High Margins – targeting 50-60% gross margins
- Recurring Revenue – cartridge sales create recurring revenue stream
- Customers are easy to identify/ target, early adopters are known

Grow Product Line

- Additional generations of BolaWrap 100
- Additional non-lethal restraint products
- Strategic product partnerships
- Other modern policing high-tech tools

Simple, Patented & Patent Pending Technology

Wrap Technologies owns four U.S. patents on its technology with six U.S. patents pending, three trademark filings, foreign patents pending in 34 countries, and other U.S. and international patents being drafted. Patents have a 20 year life from filing date. PCT (Patent Cooperation Treaty) filing for foreign priority is due within 12 months of filing date. Nationalization (country selection) within 30 months of U.S. filing secures original filing priority date.



Launcher Device

- Receives Bola cartridge
- Durable and small – 6 x 2.5 x 1 inch
- Hand-held, light – weighs 8oz
- Sliding cocking mechanism, safety and deploy button



Bola Cartridge

- Single use, recyclable aluminum, 3.6 oz
- 9 mm fractional blank propels 8' Kevlarª tether
- Tether wraps subject 1-3 times at effective range of 10-25 feet
- Small barbs secure wrap



Laser

- Patent pending proprietary green line laser
- Automatic – operates when safety disengaged
- Illuminates target even in daylight for accurate deployment

Rollout Illustration

The table below illustrates BolaWrap results assuming the same adoption rate/rollout experienced by Taser when introduced to law enforcement, Taser is historical dollars and BolaWrap is at current anticipated selling prices. The below information is included for illustrative purposes only, and no assurances can be given that the BolaWrap product will experience similar results as Taser.

Taser Historical Rollout Data

Year	Devices	Cartridges	Total
1999	160	1,600*	$80,000
2000	400	3,200*	$209,900
2001	9,900	79,200*	$5,460,000
2002	14,799	181,034	$8,494,000
2003**	32,235	399,844	$23,478,000

Wrap Technologies Rollout Illustration

Year	Devices	Cartridges	Total
2018			
2019	400	3,200	$466,000
2020	9,900	79,200	$11,534,000
2021	14,799	181,034	$19,120,000
2022	32,235	399,844	$41,812,000

*Quantities extrapolated from published data.
**Reflects addition of 2nd generation product


POLICE OFFICER
LAPD
POLICE
FERGUSON
MISSOURI
CHIEF
SAN JOSE
1849
POLICE
OFFICER
ORLANDO
COURAGE
PRIDE
COMMITMENT
CORAL GABLES POLICE
MADISON
KNOXVILLE
POLICE
ILLINOIS
PAROWAN
POLICE
LAGRANGE

Our Testing Partners

The BolaWrap 100 has been demonstrated in front of more than 100 departments across the United States in less than 6 months.

Our Current Partners

INTERNAL TESTING PHASE

California
San Francisco PD
San Jose PD
San Diego PD
Ventura Co SD

Wisconsin
Madison PD

Tennessee
Knoxville PD
Nashville PD

Missouri
Columbia PD

Texas
Fort Worth PD

Florida
Orlando PD

New Jersey
Montclair University PD

Massachusetts
Harvard University PD

New York
Yonkers PD

Oklahoma
Tulsa PD

Hawaii
Honolulu PD

Minnesota
Chaska PD



FIELD TESTING PHASE

Utah
Parowan PD
Park City PD

Florida
Miami PD
Coral Gables PD
Miami Springs PD
North Miami PD

Alabama
Birmingham PD

Illinois
Buffalo Grove PD
Westchester PD
Aurora PD
Elgin PD
Des Planes PD
La Salle Co SD
River Forest PD
Macon Co SD
Elmwood Park PD
Hodgkins PD

California
Los Angeles PD
Santa Maria PD
Westminster PD

Georgia
LaGrange

Indiana
Hammond PD

Missouri
Ferguson PD
Green Co SD
Springfield PD

Media Coverage

Wherever the BolaWrap is demonstrated, the media buzz follows. The BolaWrap has been featured across more than 40 networks in under a year, including CBS, FOX, NBC and others.


NEW POLICE TOOL
NEW CRIME-FIGHTING TOOL

Recent Media

NEW YORK POST


'BATMAN' GIZMO WRAPS 'EM UP
Cops try out 'Bola' gear

BROOKLYN BOROUGH HALL



"This is a no brainer…the BolaWrap was reviewed in action by NYPD leadership yesterday…I'm formally requesting the department [NYPD] pilot this non-lethal restraint technology."

- Eric Adams, Brooklyn Borough President

Investor Highlights

Large Target Market	• 701,000 sworn officers in 15,300 federal, state and local law enforcement agencies [3] • 1,100,000 private & government security officers [4] • 12,100,000 international police officers [5] • Additional opportunities including military, federal and special purpose agencies, mental health institutions, school teachers and homeowners
Society Driving Social Need	• Police don't have an adequate tool to engage with mentally ill • Compelling need to reduce disproportionate rates of loss of life or severe injury to mentally ill • Substantial media interest and costly litigations focusing on police encounters
Industry Innovator	• Invented a non-lethal remote restraint tool for public safety • Does not rely on pain compliance • No comparable remote restraint technology currently available to the public – a newly defined category of early police engagement
Patented Technology	• 4 U.S. patents issued, 6 U.S. patents pending • Foreign patents pending in 34 countries • All international rights reserved • Product category extensions under development
Experienced Management	• Sales and training team all police veterans with national reputations • Research team led by Lemelson/MIT national inventor, over 80 patents • Executive team vastly experienced in new products and technology • Independent Director Michael Parris oversees the SHAQ brand

Corporate Information

Shares Outstanding (11/30/2018)	27,364,607
Public Float (11/30/2018)	5,311,642
Management (61% at 11/30/2018)	16,826,695
Cash Pro Forma (9/30/2018) Reflects October 2018 Financing	$13,505,000
Equity Pro Forma (9/30/2018) Reflects October 2018 Financing	$13,490,000
LT Debt (9/30/2018)	$-0-
Options and Warrants (11/30/2018)	7.1M @ Wtd Avg Exercise Price of $3.90

Management



Scot Cohen

Executive Chairman

Mr. Cohen has over 20 years of experience in institutional asset management, wealth management, and capital markets. Scot co-founded Iroquois Capital, a NY based hedge fund, which managed approximately $300M across its family of funds. Scot manages several operating partnerships that actively invest in the energy sector and he maintains an active investment portfolio in public companies, and early stage private companies.



Elwood "Woody" Norris

Chief Technology Officer

Woody has served a director and President of Parametric Sound Corporation (now Turtle Beach Corporation) and also served as Chief Scientist at Turtle Beach. Woody was a director of LRAD Corporation and Chairman of LRAD Corporation's Board of Directors, in which he served in a technical advisory role and acted as a product spokesman. Woody is an inventor, and has authored more than 80 U.S. patents, primarily in the fields of electrical and acoustical engineering, and has been a frequent speaker on innovation to corporations and government organizations. He is the inventor of our BolaWrap™ technology.



David Norris

President & Director

Mr. Norris is an experienced executive and joined Wrap Technologies full-time in January 2018. From April 2014 – December 2017 he served in various executive roles, including President, at privately held loanDepot, LLC as it rapidly expanded into the 5th largest mortgage lender in the US. loanDepot has 6,000 employees and generated $1B in revenue in 2017. David also served as CEO of Greenlight Financial, and President of LendingTree Loans. Mr. Norris' career also includes executive and management roles at Toshiba America Information Systems and Qualcomm Personal. His early career was as a probation officer in San Diego for five years.



James Barnes

CFO, Treasurer & Secretary

Mr. Barnes has served as President of Sunrise Capital, Inc., a private venture capital and financial and regulatory consulting firm, since 1984. Jim was Chief Financial Officer of Parametric Sound Corporation (now Turtle Beach Corporation), and also served as Vice President Administration at Turtle Beach Corporation. Since 1999, Jim has been Manager of Syzygy Licensing LLC ("Syzygy"), a private technology invention and licensing company he owns with Elwood Norris. Jim previously practiced as a certified public accountant and management consultant with Ernst & Ernst, Touche Ross & Co., and as a principal in J. McDonald & Co. Ltd., Phoenix, Arizona.

Management



Michael Rothans

Chief Operating Officer

Mr. Rothans served as a police officer and executive in the Los Angeles County Sheriff's Department for thirty-one years, where he retired as the Assistant Sheriff overseeing the department's patrol operations in 2015. He was responsible for a nearly one-billion-dollar budget and supervised over 6,000 sworn and civilian personnel. Mr. Rothans received many commendations during his career, including the LASD Distinguished Service Award in 1997 and 2010, the Exemplary Service Award in 2001, 2005, and 2009, and, the Meritorious Service Award in 2008. In addition, Mr. Rothans served as Chair of the Executive Force Review Committee responsible for reviewing all Officer Involved Shootings & significant uses of force.



Don De Lucca

Chief Strategy Officer

Chief De Lucca is a 33-year law enforcement professional, serving as Chief of City of Doral Florida Police Department, Chief of Golden Beach Police Department, and Chief of Miami Beach Police Department. Chief De Lucca actively pursued comprehensive community policing initiatives based on resident and business engagement, utilized a district plan, initiated the use of non-lethal weapons, developed a Crisis Intervention Team, and reduced crime significantly. In 2016, he was elected 104th of the President of the International Association of Chiefs of Police by its membership at its annual conference which represents 30,000 law enforcement executives in over 150 countries.

Independent Directors



Michael Parris

Independent Director

Mr. Parris partnered in 1996 with Perry Rogers to oversee primarily the SHAQ Brand and other secondary strategic alliances. The SHAQ Brand has included, but not limited to, the business development, brand management and marketing, public relations and intellectual properties and polices for NBA player, Shaquille O'Neal. Prior to 1996, Parris had a successful career in law enforcement with the Newark police department in Newark, New Jersey. As a member of the department, he was promoted to the rank of Lieutenant. He has worked and commanded several specialized units including Homicide, Robbery and Internal Affairs. A NJ native, Parris spent his early school years attending Newark public schools.



Patrick Kinsella

Independent Director

Mr. Kinsella, age 65, currently serves as an adjunct professor at the USC Marshall School of Business, a position that he has held since August 2011. In 2014, he was appointed as a director and the Chairman of the audit committee of PennyMac Financial Services, Inc. ("PennyMac") (PFSI). Prior to his retirement as a senior audit partner in May 2013, Mr. Kinsella spent over 37 years at KPMG LLP serving clients generally concentrated in the financial services sector, including banks, thrifts, mortgage companies, automotive finance companies, alternative investment companies and real estate companies. Mr. Kinsella received a BS in Accounting from California State University, Northridge, and is a licensed certified public accountant in the State of California.



Wayne Walker

Independent Director

Mr. Walker, age 59, founded Walker Nell Partners, Inc. ("Walker Nell"), a financial advisory firm in 2013, where he continues to serve as the managing partner. Walker Nell provides corporate governance and restructuring advisory services, fiduciary services, litigation support, and other services to client corporations and law firms. In his role at Walker Nell, he has served on a number of private company boards. He has also been active on charitable boards, and currently serves as Chairman of the Board of Trustees of National Philanthropic Trust, a public charity that holds over $6.0 billion of assets under management. Mr. Walker has more than 25 years of experience in corporate law and corporate restructuring, including working 15 years at the DuPont Company in the Securities and Bankruptcy group, where he worked in the Corporate Secretary's office and served as Senior Counsel. He holds a B.A. from Loyola University New Orleans and a J.D. from the Catholic University of America.

Leadership



Jay Frampton

VP of Manufacturing

25 years' expertise building and leading high-performance lean operations and multinational teams in high-growth startup and turnaround environments within the electronics industry.



Michael Thomas

Director of Operations

Extensive officer training and sales support experience. 20 year law enforcement veteran.



Judah Meiteles

Director of Marketing

Co-founder of advertising agency *Skitish Media,* with extensive experience in production, branding, digital advertising and web development.

Endnotes

[1] The State of Mental Health in America, 2018; Mental Health America

[2] The Role of Mental Illness in Fatal Law Enforcement Encounters; Treatment Advocacy Center: Office of Research & Public Affairs

[3] U.S. Department of Justice, Statistical Brief, Full-Time Employees in Law Enforcement Agencies, 1997-2016: August 2018

[4] United States Department of Labor, Bureau of Labor Statistics, Occupational Employment and Wages, Security Guards: May 2016

[5] Estimate accumulated from individual country sources for countries with 100 largest police forces

[6] Non-Lethal Weapons - Global Market Outlook (2017-2023): Report Buyer

[7] Article 'Nationwide, police shot and killed nearly 1000 people in 2017'; Washington Post Investigation

[8] City Lawsuit Costs Report; Governing.com

[9] Article 'Cost of Police-Misconduct Cases Soars in big U.S. Cities' Washington Post, Dan Frosch & Zusha Elinson

[10] Article 'How Much Does the NYPD Spend On Misdemeanor Arrests', Newsweek, Victoria Bekiempis

[11] Behind the Badge: PEW Research Center

[12] Bureau of Justice Statistics, Census of State and Federal Correctional Facilities, 2005: October 2008



Thank You!

Wrap Technologies, Inc.
4620 Arville Street, Ste E
Las Vegas, Nevada 89103

800-583-BOLA

Attn: Jim Barnes
jim@wraptechnologies.com